UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2015

________________________________________
comScore, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
comScore, Inc., a Delaware corporation (the “Company”), previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 18, 2015 (the “February 8-K”) that it and certain of its affiliates had entered into that certain Stock Purchase Agreement, by and among WPP plc, a public limited company incorporated under the laws of Jersey (“WPP”), Cavendish Square Holding B.V., a private limited liability company incorporated under the laws of the Netherlands and an affiliate of WPP (“Purchaser”), the Company and the Company’s subsidiary CS Worldnet Holding B.V., a private limited liability company organized under the laws of the Netherlands (“CS Worldnet”) dated February 11, 2015 (the “Stock Purchase Agreement”), pursuant to which Purchaser has agreed to sell all of the outstanding equity of its subsidiary Conniaco B.V. (“Newco”) to CS Worldnet in exchange for 4.45% of the Company’s outstanding shares of common stock immediately following such issuance (the “Consideration Shares”). Newco is a private limited liability company incorporated under the laws of The Netherlands that is acquiring the companies and assets through which the IAM businesses managed by WPP’s Kantar group of companies in Norway, Sweden and Finland (the “European IAM Business”) is conducted.
The Stock Purchase Agreement required, among other provisions, that Purchaser commence a tender offer (the “Offer”) for the purchase of up to 5,520,229 shares of the Company’s common stock from existing stockholders as soon as reasonably practicable after the date of the Stock Purchase Agreement at an offered price per share of $46.13. Further, if the Consideration Shares plus the shares Purchaser acquires in the Offer, if any, represent less than 15% of the Company’s shares outstanding immediately after the issuance of the Consideration Shares, then the Company will be required to sell to Purchaser such number of newly issued shares (the “Top Up Shares”) for a price per share equal to price per share paid by the Purchaser in the Offer that will cause Purchaser’s aggregate holdings to equal 15% after issuance of the Consideration Shares and the Top Up Shares and the acquisition of the shares purchased pursuant to the Offer for a price per share of $46.13, which price is equal to price per share paid by the Purchaser in the Offer.
As disclosed on March 23, 2015 by Purchaser, 33,295 shares of the Company’s common stock were tendered and purchased by Purchaser pursuant to the Offer.
As further disclosed in Item 2.01 of this Current Report on Form 8-K and incorporated by reference herein, the parties completed the acquisition of the European IAM Business pursuant to the terms of the Stock Purchase Agreement. The Company and the Purchaser entered into an additional Stock Purchase Agreement dated April 1, 2015 pursuant to which the Company issued and sold and the Purchaser purchased 4,438,353 shares of the Company’s common stock for an aggregate purchase price of $204,741,224 (the “Top Up Stock Purchase Agreement”).
The Top Up Stock Purchase Agreement contains customary representations and warranties made by and to the parties thereto. Investors and the Company’s stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Top Up Stock Purchase Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Top Up Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the times they were made or otherwise.
The foregoing summary of the Top Up Stock Purchase Agreement is qualified in its entirety by reference to the actual agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
The Company previously disclosed in the February 8-K that it and/or its affiliates had entered into the following agreements on February 11, 2015 with WPP and/or its affiliates:

•
that certain Strategic Alliance Agreement by and among the Company, on behalf of itself and its affiliates, and WPP Group USA, Inc., a Delaware corporation ( “Parent Stockholder”), on behalf of itself and its affiliates, including The Kantar Group (“Kantar Group”) (the “Strategic Alliance Agreement”), pursuant to which WPP and the Company will collaborate on cross-media audience measurement business outside the United States;

•	that certain Stock Purchase Agreement pursuant to which CS Worldnet will acquire the European IAM Business and in exchange therefore the Company will issue shares;

•
that certain Stockholders Rights Agreement by and among the Company, Parent Stockholder, and Purchaser, providing for various rights and restrictions on any shares of common stock of the Company held by Parent Stockholder and Purchaser (the “Stockholders Rights Agreement”); and

•
that certain Voting Agreement by and among the Company, the Parent Stockholder and Purchaser, providing for certain voting of shares of common stock of the Company held by Parent Stockholder and Purchaser (collectively with the Strategic Alliance Agreement, the Stock Purchase Agreement, the Stockholders Rights Agreement and the Top Up Purchase Agreement, the “Agreements”).

As referenced in Item 1.01 of this Current Report on Form 8-K and incorporated by reference herein, on April 1, 2015, the Company, WPP, Purchaser, CS Worldnet and Newco completed the acquisition by CS Worldnet of the European IAM Business pursuant to the terms of the Stock Purchase Agreement. The Company issued 1,605,330 shares of the Company’s common stock to Purchaser as the Consideration Shares for such acquisition.
The terms of such acquisition as well as the material relationships between the parties thereto are further described in the February 8-K, which is incorporated by reference herein. The foregoing summary of the Agreements as well as the summaries incorporated herein from the February 8-K are qualified in their entirety by reference to the actual Agreements, copies of which are filed as exhibits herewith.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure required by this item is included in Items 1.01 and 2.01 and is incorporated herein by reference. Pursuant to the terms of the Stock Purchase Agreement and the Top Up Stock Purchase Agreement, the Company issued a combined 6,043,683 shares of its common stock to Purchaser in transactions not registered under the Securities Act of 1933, as amended (the “Securities Act”). Such shares were issued in private placements exempt from the registration requirements of the Act pursuant to Section 4(2) of the Securities Act because the issuances did not involve a public offering.
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The financial statements required to be filed pursuant to Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.
The pro forma financial information required to be filed pursuant to Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

Exhibit No.	Description

2.1(1)	Stock Purchase Agreement by and among Cavendish Square Holding B.V., WPP Group USA, Inc., comScore, Inc. and CS Worldnet Holding B.V. dated February 11, 2015 (Exhibit (d)(1))
10.1(1)	Strategic Alliance Agreement, dated as of February 11, 2015, by and between comScore, Inc. and WPP Group USA, Inc. (Exhibit (d)(5))
10.3(1)	Stockholder Rights Agreement by and among Cavendish Square Holding B.V., WPP Group USA, Inc., and comScore, Inc. dated February 11, 2015 (Exhibit (d)(3))
10.4(1)	Voting Agreement by and among Cavendish Square Holding B.V., WPP Group USA, Inc., and comScore, Inc. dated February 11, 2015 (Exhibit (d)(4))
10.5	Stock Purchase Agreement by and between Cavendish Square Holding B.V. and comScore, Inc. dated April 1, 2015

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Commission upon request.

(1)
Incorporated by reference to exhibits filed with that certain Schedule TO filed with the Commission by Purchaser and WPP on February 20, 2015. The number given in parentheses indicates the corresponding exhibit number in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer
Date: April 3, 2015